UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

October 23, 2025
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Offering

On October 23, 2025, Genprex, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors named therein (the “Purchasers”) pursuant to which the Company agreed to sell, in a registered direct offering (the “Registered Direct Offering”) priced at the market under Nasdaq rules, an aggregate of  243,622 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $11.21 per share.

Pursuant to the Purchase Agreement, in a concurrent private placement (the “Private Placement” and together with the Registered Direct Offering, the “Offering”), the Company agreed to issue to the Purchasers warrants (the “Private Warrants”) exercisable for up to an aggregate of 487,244 shares of Common Stock (the “Private Warrant Shares”).

The Offering is expected to close on or about October 24, 2025, subject to the satisfaction of customary closing conditions.

The net proceeds of the Offering, after deducting the placement agent’s fees and expenses and other estimated Registered Direct Offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the Private Warrants, are expected to be approximately $2.3 million. Additionally, if the holders of Private Warrants exercise such Private Warrants in full, the Company would receive additional gross proceeds of approximately $5.4 million. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

In the Purchase Agreement, the Company has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement or prospectus, or any amendment or supplement thereto for 5 days after the closing date of the Offering, subject to certain exceptions. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock involving a variable rate transaction (as defined in the Purchase Agreement) until the one-year anniversary of the closing date of the Offering, subject to certain exceptions, including an exception for sales pursuant to the Company’s existing “at the market” offering program or its existing “equity line of credit” facility.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the purchaser, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The Shares were offered pursuant to the Company’s effective Registration Statement on Form S-3 (Registration No. 333-271386), including a prospectus contained therein dated June 9, 2023, as supplemented by a prospectus supplement, dated as of October 23, 2025, relating to the Registered Direct Offering.

The form of Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Purchase Agreement is subject to, and qualified in its entirety by the form of such document, which is incorporated herein by reference.

Terms of the Private Warrants

Each Private Warrant is exercisable for one share of Common Stock at an exercise price of $11.00 per share. The Private Warrants will expire 24 months from the effective date of a resale registration statement registering the resale of all of the shares of common stock issued and issuable upon exercise of the Private Warrants.   Pursuant to the terms of the Purchase Agreement, the Company agreed, as soon as practicable and in any event within 30 calendar days of the date of the Purchase Agreement, to file a registration statement on Form S-1 providing for the resale by the holders of the Private Warrant Shares and to use commercially reasonable efforts to cause such registration statement to become effective within 60 calendar days of the date of the Purchase Agreement (or within 90 calendar days of the date of the Purchase Agreement in case of “full review” of such registration statement by the Securities and Exchange Commission) and to keep such registration statement effective at all times until the Purchasers do not own any Private Warrants or Private Warrant Shares.

Neither the issuance of the Private Warrants nor the Private Warrant Shares was registered under the Securities Act. The Private Warrants were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. The Private Warrants may only be exercised on a cashless basis if there is no registration statement registering, or the prospectus contained therein in not available for, the issuance or resale of shares of Common Stock underlying the Private Warrants to or by the holder. The Company is prohibited from effecting an exercise of any Private Warrants to the extent that such exercise would result in the number of shares of Common Stock beneficially owned by such holder and its affiliates exceeding 4.99% of the total number of shares of Common Stock outstanding immediately after giving effect to the exercise, which percentage may be increased or decreased at the holder’s election not to exceed 9.99%. In the event of certain fundamental transactions, the holder of the Private Warrants will have the right to receive the Black Scholes Value of its Private Warrants calculated pursuant to a formula set forth in the Private Warrants, payable in the form of consideration as described in the Private Warrants.

The form of Private Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Private Warrants is subject to, and qualified in its entirety by, the form of such document, which is incorporated herein by reference.

Placement Agent Compensation

Pursuant to an Engagement Letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (the “Placement Agent”), the Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds received in the Offering and a management fee equal to 1.0% of the gross proceeds received in the Offering. The Company also agreed to reimburse certain expenses of the Placement Agent, including (iii) up to $35,000 for fees and expenses of the Placement Agent’s counsel and other out-of-pocket expenses, (iv) a non-accountable expense allowance of $15,000 and (v) $10,000 for the clearing expenses. The Company has also agreed to pay the Placement Agent, subject to certain exceptions, a tail fee equal to the cash and warrant compensation in the Offering, if any investor, who was contacted or introduced to the Company by the Placement Agent during the term of its engagement or introduced to the Company by the Placement Agent during the term of its engagement, provides the Company with capital in any public or private offering or other financing or capital raising transaction during the 12-month period following the termination or expiration of the Engagement Letter. In addition, the Company has granted a right of first refusal to the Placement Agent, subject to certain exceptions, pursuant to which it has the right to act as the sole book-running manager, sole underwriter or sole placement agent, as applicable, if the Company or its subsidiaries raise capital through certain public or private offerings of equity or debt securities at any time until the 9-month anniversary of the consummation date of the Offering.

Also pursuant to the Engagement Letter, the Company, in connection with the Offering, agreed to issue the Placement Agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 14,617 shares of Common Stock (which represents 6.0% of the number of Shares sold in the Offering). The Placement Agent Warrants will have substantially the same terms as the Private Warrants described above, except that the Placement Agent Warrants will have an exercise price of $14.0125 per share and a termination date that will be the earlier of (i) 24 months from the effective date of the resale registration statement covering the resale of the shares of common stock underlying the Private Warrants and (ii) October 23, 2030 (being the date that is 5 years from the commencement of the sales pursuant to the Offering).

The form of Placement Agent Warrant is filed as Exhibit 4.2 to this Current Report on Form 8-K. The foregoing summary of the terms of the Placement Agent Warrants is subject to, and qualified in its entirety by, the form of such document, which is incorporated herein by reference.

The opinion of Lowenstein Sandler LLP regarding the validity of the Shares issued in the Offering is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above with respect to the Private Warrants, the Private Warrant Shares, the Placement Agent Warrants and the Placement Agent Warrant Shares is incorporated herein by reference to this Item 3.02.

Item 8.01. Other Events.

On October 23, 2025, the Company issued a press release announcing the Offering. A copy of this press release is attached as Exhibit 99.1 hereto.

As previously disclosed, on October 13, 2025, the Nasdaq Hearings Panel (the “Panel”) notified the Company that it had granted the Company’s request for an exception to demonstrate compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”) and the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market, under Listing Rule 5550(b)(1) (the “Minimum Stockholders’ Equity Requirement”) for continued listing through October 31, 2025 (the “Exception”).  Also as previously disclosed, to regain compliance with the Bid Price Requirement, on October 21, 2025, the Company implemented a one-for-fifty (1:50) reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of Common Stock.  To regain compliance with the Bid Price Requirement, the closing bid price of the Company’s Common Stock must be at least $1.00 for a minimum of 10 consecutive business days, subject to the Staff’s discretion to extend such 10-day period.  The Company believes it will need to engage in additional capital raising transactions to regain compliance with the Minimum Stockholders’ Equity Requirement, and there is no guarantee that such financing will be available on terms acceptable to the Company, or at all.

Upon request by the Company, the Panel has discretion to grant the Company continued listing through February 9, 2026.  Pursuant to the Exception, the Company is required to, and fully intends to, provide the Panel with prompt notification of any significant events that occur, including any event that may call into question the Company’s ability to satisfy the terms of the Exception. If such events do occur, the Company may request a further extension beyond October 31, 2025 to regain compliance with either or both of the Bid Price Requirement and the Minimum Stockholders’ Equity Requirement. The Panel has reserved the right to reconsider the terms of the Exception based on any event, condition or circumstance that exists or develops that would, in the Panel’s opinion, make continued listing of the Company’s securities on Nasdaq inadvisable or unwarranted.  There can be no assurance that the Panel would exercise their discretion to grant an extension beyond October 31, 2025.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the amount of proceeds expected from the Offering; statements relating to the Company’s ability to regain (as applicable) and maintain compliance with the continued listing requirements of Nasdaq and maintain the listing of the Company’s common stock; statements about the future listing of the Company’s common stock; statements about the Company’s intentions and plans for addressing Nasdaq listing deficiencies, including statements about plans for regaining compliance and intended actions following the Nasdaq Panel hearing and Panel decision; and statements about the Company’s intentions and plans including anticipated actions and requests in connection with the Nasdaq process, requests for further extensions, statements about requested relief from Nasdaq or the hearing Panel or the type of relief that may be available; and statements regarding plans that the Company may implement or actions that the Company may take in furtherance of regaining compliance. The risks and uncertainties involved include the Company's financial position, market conditions and other risks detailed from time to time in the Company's periodic reports and other filings with the Commission. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company's current expectations and assumptions and speak only as of the date of this Current Report on Form 8-K. The Company does not intend to revise or update any forward-looking statement in this Current Report on Form 8-K as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Private Warrant

4.2	Form of Placement Agent Warrant

5.1	Opinion of Lowenstein Sandler LLP

10.1	Form of Purchase Agreement

23.1	Consent of Lowenstein Sandler LLP (contained in Exhibit 5.1)

99.1	Press Release dated October 23, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: October 24, 2025	By:	/s/ Ryan Confer
Ryan Confer
President, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)